CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Experts" and to the use of our report dated February 5, 1999, which is incorporated by reference in this Registration Statement (Form N-1A 333-21821) of TIAA-CREF Mutual Funds.

                                                       /s/ERNST & YOUNG LLP
                                                       ----------------------
                                                          ERNST & YOUNG LLP

New York, New York
March 24, 1999